SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549




                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) - October 24, 1995
                                                            ----------------



                                    COMPUMED, INC.
                                    --------------
                (Exact name of registrant as specified in its charter)



             Delaware                0-14210                 95-2860434
          -----------------   ------------------------    -----------------
          (State or other     (Commission File Number)     (IRS Employer
          jurisdiction of                                  Identification
           Incorporation)                                      No.)


               1230 Rosecrans Avenue, Suite 1000
               Manhattan Beach, California                        90266
               ---------------------------------                 -------
               (Address of principal executive offices)          (zip code)



         Registrant's telephone number, including area code - (310) 643-5106
                                                              --------------

          ITEM 5.  OTHER EVENTS

                    On October 23, 1995, CompuMed, Inc., a Delaware

          corporation (the "Registrant") filed a Current Report on Form 8-K disclosing that certain securities class action complaints were filed against it in the United States District Court for the

          Central District of California.  Since the date of such Form 8-K the following related complaints (collectively referred to herein as the "Complaints") were served upon the Registrant:

                    1. JDA Systems Corp. Pension Plan Trust v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Howard Mark, M.D., Robert G. Funari, Robert Stuckelman, and Russell Walker, filed on October 20, 1995 (Civ. No. 95-7034);

                    2. Ronald M. Sherin v. CompuMed, Inc and Rod N. Raynovich, filed on October 23, 1995 (Civ. No. 95-
                         7164);

                    3. Leon Berger v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard L. Mark, Robert Stuckelman, Russell Walker, Robert Goldberg, Winston Millet and John Minnick, filed on October 23, 1995 (Civ. No. 95-7175);

                    4. Kensington Trading-ABE II, et. al. v. CompuMed, Inc., Robert Stuckelman, Rod N. Raynovich, DeVere
                         B. Pollom, Howard Mark and Robert G. Funari, filed on October 23, 1995 (Civ. No. 95-7171);

                    5. Pano Stephens v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard Mark, Robert Stuckelman and Russell Walker, filed on October 24, 1995 (Civ. No. 95-7207);

                    6. Stuart Schacter, Myron Kavalgin, and Reba A Pressman v. CompuMed, Inc., Robert Stuckelman, Rod
                         N. Raynovich, DeVere B. Pollom, Howard Mark, and Robert G. Funari filed on October 31, 1995 (Civ. No. 95-7424); and

                    7. Charles Robert Farr, derivatively on Behalf of CompuMed, Inc. v Robert Stuckelman, Robert G. Funari, Howard L. Mark, Russell Walker, DeVere B. Pollom and Rod N. Raynovich and CompuMed, Inc. (as nominal defendant) filed on November 3, 1995 (Civ. No. 95-7538) (the "Farr Complaint").

                    The Complaints were filed by the named plaintiffs on

          behalf of persons who purchased the Registrant's common stock during various time periods spanning from June 27, 1995 through

          October 20, 1995 with the exception of the Farr Complaint which is brought derivatively on behalf of the Registrant.

                    The Complaints allege violations of federal and state

          securities laws by the Registrant and certain of its officers and directors.  The Complaints generally relate to the disclosure of certain caps on the royalties receivable by the Registrant under the terms of its Technology License Agreement, dated September

          22, 1995, with Merck & Co., Inc., pursuant to which the

          Registrant, effective September 27, 1995, licensed its

          proprietary technology in the OsteoGram(R), a test which assists physicians in detecting osteoporosis.

                    The complaints are included as Exhibits 99.1, 99.2 ,

          99.3, 99.4, 99.5, 99.6. and 99.7, respectively.



          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits.

          Exhibit
          Number                                                       Page
          ------                                                       ----


          99.1 JDA Systems Corp. Pension Plan Trust v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Howard Mark, M.D., Robert G. Funari, Robert Stuckelman, and Russell Walker, filed on October 20, 1995 (Civ. No. 95-7034);

          99.2 Ronald M. Sherin v. CompuMed, Inc and Rod N. Raynovich, filed on October 23, 1995 (Civ. No. 95-7164);

          99.3      Leon Berger v. CompuMed, Inc., Rod N. Raynovich, DeVere
                    B. Pollom, Robert G. Funari, Howard L. Mark, Robert Stuckelman, Russell Walker, Robert Goldberg, Winston Millet and John Minnick, filed on October 23, 1995 (Civ. No. 95-7175);

          99.4 Kensington Trading-ABE II, et al. v. CompuMed, Inc., Robert Stuckelman, Rod N. Raynovich, DeVere B. Pollom, Howard Mark and Robert G. Funari, filed on October 23, 1995 (Civ. No. 95-7171);

          99.5 Pano Stephens v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard Mark, Robert Stuckelman and Russell Walker, filed on October 24, 1995 (Civ. No. 95-7207);

          99.6 Stuart Schacter, Myron Kavalgin, and Reba A Pressman v. CompuMed, Inc., Robert Stuckelman, Rod N. Raynovich, DeVere B. Pollom, Howard Mark, and Robert G. Funari filed on October 31, 1995 (Civ. No. 95-7424);

          99.7 Charles Robert Farr, derivatively on Behalf of CompuMed, Inc. v Robert Stuckelman, Robert G. Funari, Howard L. Mark, Russell Walker, DeVere B. Pollom and Rod N. Raynovich and CompuMed, Inc. (as nominal defendant) filed on November 3, 1995 (Civ. No. 95-
                    7538);

                                      SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date: December 6, 1995            COMPUMED, INC.
                                             --------------
                                             (Registrant)



                                   /s/ Rod N. Raynovich
                                   -------------------------------------
                                   Rod N. Raynovich
                                   President and Chief Executive Officer

                                    EXHIBIT INDEX



          Exhibit                                                      Page
          -------                                                      ----


          99.1 JDA Systems Corp. Pension Plan Trust v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Howard Mark, M.D., Robert G. Funari, Robert Stuckelman, and Russell Walker, filed on October 20, 1995 (Civ. No. 95-7034)

          99.2      Ronald M. Sherin v. CompuMed, Inc and Rod N.
                    Raynovich, filed on October 23, 1995 (Civ.
                    No. 95-7164)

          99.3      Leon Berger v. CompuMed, Inc., Rod N.
                    Raynovich, DeVere B. Pollom, Robert G.
                    Funari, Howard L. Mark, Robert Stuckelman,
                    Russell Walker, Robert Goldberg, Winston
                    Millet and John Minnick, filed on October 23,
                    1995 (Civ. No. 95-7175)

          99.4      Kensington Trading-ABE II, et al. v.
                    CompuMed, Inc., Robert Stuckelman, Rod N.
                    Raynovich, DeVere B. Pollom, Howard Mark and
                    Robert G. Funari, filed on October 23, 1995
                    (Civ. No. 95-7171)

          99.5 Pano Stephens v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard Mark, Robert Stuckelman and Russell Walker, filed on October 24, 1995 (Civ. No. 95-7207)

          99.6 Stuart Schacter, Myron Kavalgin, and Reba A Pressman v. CompuMed, Inc., Robert Stuckelman, Rod N. Raynovich, DeVere B. Pollom, Howard Mark, and Robert G. Funari filed on October 31, 1995 (Civ. No. 95-7424)

          99.7 Charles Robert Farr, derivatively on Behalf of CompuMed, Inc. v Robert Stuckelman, Robert
                    G. Funari, Howard L. Mark, Russell Walker,
                    DeVere B. Pollom and Rod N. Raynovich and
                    CompuMed, Inc. (as nominal defendant) filed on November 3, 1995 (Civ. No. 95-7538)